Exhibit 32

EDWARDS LIFESCIENCES CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Annual Report of Edwards Lifesciences Corporation (the “Company”) on Form 10-K/A for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael A. Mussallem, Chairman of the Board and Chief Executive Officer of the Company, and Corinne H. Lyle, Corporate Vice President, Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 28, 2003	/s/ Michael A. Mussallem
Michael A. Mussallem Chairman of the Board and Chief Executive Officer

October 28, 2003	/s/ Corinne H. Lyle
Corinne H. Lyle Corporate Vice President, Chief Financial Officer and Treasurer (Chief Accounting Officer)